UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2004

VITRIA TECHNOLOGY, INC.

(Exact name of registrant as specified in charter)

Delaware	000-27207	77-0386311
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

945 Stewart Drive
Sunnyvale, CA 94085
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 212-2700

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 27, 2004, Vitria Technology, Inc. issued a press release announcing its results for the three months ended September 30, 2004 entitled “Vitria Announces Third Quarter Results.” The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Vitria Technology, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

Exhibit Number	Description

99.1	Press Release, dated October 27, 2004, entitled “Vitria Announces Third Quarter Results.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITRIA TECHNOLOGY, INC.
Dated: October 27, 2004	By:	/s/ Michael D. Perry
Michael D. Perry
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated October 27, 2004, entitled “Vitria Announces Third Quarter Results.”